SECURITIES AND EXCHANGE COMMISSION
	    Washington, DC  20549

--------------------------------------------------------------

	           FORM 8-K
	        CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the
         Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported)

	         May 15, 2003

	    Rexhall Industries, Inc.
   (Exact name of registrant as specified in charter)

      California          0-10067	      95-4135907

    (State or other	(Commission	   (IRS Employer
    jurisdiction of	File Number)	Identification No.)
    incorporation)

     46147 7th Street West, Lancaster California  93534
       (Address of principal executive offices)	(Zip Code)

  Registrant's telephone number, including area code:

	          (661) 726-0565
______________________________________________________________


Item 1.	Changes in Control of Registrant.

   Not applicable.

Item 2.	Acquisition or Disposition of Assets.

   None.

Item 3.	Bankruptcy or Receivership.

   Not applicable.

Item 4.	Changes in Registrant's Certifying Accountant.

   Not applicable.

Item 5.	Other Events.

   Not applicable.

Item 6.	Resignations of Registrant's Directors.

   Not applicable.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

   (a) Financial Statements - Not applicable.
   (b) Pro Forma Financial Information - Not applicable.
   (c) Exhibits -

       The following exhibit is filed as part of this report:

       99.1 Press Release of May 15, 2003 announcing first quarter 2003 financial results.

Item 8. Change in Fiscal Year

   Not applicable.

Item 9. Regulation FD Disclosure.

On May 15, 2003, registrant made an earnings release, the text of which is set forth in Exhibit 99.1 attached hereto and is being furnished pursuant to Item 12 of Form 8-K.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
				       Rexhall Industries, Inc.
     				       (Registrant)

Date: May 19, 2003                     By: /S/William J. Rex
                                           -------------------------
					   William J. Rex
					   President and Chief Executive Officer


______________________________________________

Exhibit 99.1
------------
( BW)(CA-REXHALL-INDUSTRIES)(REXL) Rexhall Industries Announces First Quarter Results

    Business Editors

    LANCASTER, Calif.--(BUSINESS WIRE)--May 15, 2003--Rexhall Industries, Inc. (Nasdaq:REXL) today reported revenue and earnings for its first quarter ended March 31, 2003. Net revenues for the first quarter decreased 26% to $12,946,000 from $17,407,000 for the same period in 2002. Gross profit for the first quarter was $1,602,000 versus $1,323,000 last year, which is a 21% increase. Net loss from continuing operations for the quarter was $57,000, or $0.01 per diluted share, compared to a net loss from continuing operations of $253,000 or $0.04 per diluted share for the first quarter last year.

    William J. Rex, President, Chairman and CEO stated, "Although we were not profitable in First Quarter 2003, our Gross Profit Margin was 21% over First Quarter 2002 -- largely attributable to reduction in overhead and S.G.&A. expense. We hope to continue this trend in our efforts to return to profitability and regain market share in the Second Quarter 2003 and beyond."


                       REXHALL INDUSTRIES, INC.
            CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                              (UNAUDITED)

                                             Three Months Ended

                                        March 31, 2003  March 31, 2002
                                        --------------  --------------

Net Revenues                              $12,946,000    $17,407,000

Cost of Sales                              11,344,000     16,084,000
                                          ------------   ------------
Gross Profit                                1,602,000      1,323,000

Operating Expenses:

Selling, General, Administrative
 Expenses and Other Expenses                1,691,000      1,741,000
                                           ------------   ------------

Income (Loss) from  Continuing Operations
 before Income Taxes                          (89,000)      (418,000)

Income Tax Expense (Benefit)                  (32,000)      (165,000)
                                           ------------   ------------
Income (Loss) from Continuing Operations      (57,000)      (253,000)

Loss from Discontinued Operations                 ---            ---

Net Income (Loss)                           ($ 57,000)    ($ 253,000)
                                           ============   ============
Basic and Diluted Income (Loss) from
 Continuing Operations -- Per Share            ($ .01)        ($ .04)

Basic and Diluted Loss from Discontinued
 Operations -- Per Share                       ($ .00)        ($ .00)
                                           ------------   ------------
Basic and Diluted Income (Loss) --
 Per Share                                     ($ .01)        ($ .04)
                                           ============   ============

Weighted Average Shares Outstanding
 Basic and Diluted                          5,997,700      6,115,000
                                           ============   ============



                       REXHALL INDUSTRIES, INC.
                 CONDENSED CONSOLIDATED BALANCE SHEETS
                              (UNAUDITED)


ASSETS                               March 31, 2003  December 31, 2002

CURRENT ASSETS
 Cash                                  $ 5,021,000       $ 5,757,000
 Accounts Receivables, net               2,409,000         2,251,000
 Income Tax Receivable                     360,000           360,000
 Inventories                            15,056,000        15,049,000
 Deferred Income Taxes                     850,000         1,003,000
 Other Current Assets                      250,000           139,000
 Current Assets of Discontinued
  Operations                               182,000           182,000
                                       -----------       -----------
TOTAL CURRENT ASSETS                    24,128,000        24,741,000

 Property and Equipment at Cost Net
  of Accumulated Depreciation            5,841,000         5,021,000
 Property Held for Sale                        ---               ---
 Other Assets                              152,000           152,000
 Non-Current Assets of Discontinued
  Operations                                37,000            37,000
                                       -----------       -----------
TOTAL ASSETS                           $30,158,000       $29,951,000
                                       ===========       ===========

LIABILITIES & STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
 Accounts Payable                      $ 3,674,000       $ 1,622,000
 Chassis Vendor Line of Credit           2,032,000         3,381,000
 Notes Payable and Current Portion
  of Long-Term Debt                         36,000            36,000
 Accrued Warranty                        1,008,000           991,000
 Accrued Legal                           1,018,000         1,250,000
 Accrued Dealer Incentives                 527,000           638,000
 Other Accrued Liabilities               1,565,000         1,750,000
 Accrued Compensation and Benefits         499,000           472,000
 Current Liabilities of Discontinued
  Operations                                20,000            20,000
                                       -----------       -----------
TOTAL CURRENT LIABILITIES               10,379,000        10,160,000

Long-Term Debt, less Current Portion       926,000           634,000
                                       -----------       -----------
TOTAL LIABILITIES                       11,305,000        10,794,000
                                       -----------       -----------

STOCKHOLDERS' EQUITY
 Preferred Stock -- no par value,
  Authorized, 1,000,000 shares;
  No shares outstanding at March 31,
  2003 and December 31, 2002                   ---               ---
 Common Stock -- no par value,
  Authorized, 10,000,000 shares;
  issued and outstanding
  5,912,700 at March 31, 2003
  and 6,038,000 at December 31, 2002     5,659,000         5,906,000
 Retained Earnings                      13,194,000        13,251,000
                                       -----------       -----------
TOTAL STOCKHOLDERS' EQUITY              18,853,000        19,157,000
                                       -----------       -----------
TOTAL LIABILITIES AND
 STOCKHOLDERS' EQUITY                  $30,158,000       $29,951,000
                                       ===========       ===========
BOOK VALUE PER SHARE                   $      3.19       $      3.17
                                       ===========       ===========


    Rexhall Industries, Inc. (www.rexhall.com) designs, manufactures and sells various models of Class A motorhomes used for leisure travel and outdoor activities. Rexhall's five lines of Class A motorhomes, sold through dealer locations across the U.S., Canada and Europe, include RoseAir, RexAir, Aerbus, Vision and American Clipper.

    FORWARD-LOOKING STATEMENTS: Our statements of our intentions or expectations are "forward-looking statements" based on assumptions and on facts known to us today. Those assumptions will become less valid over time, but we do not intend to update this report. Rexhall's business is seasonal and cyclical. Consumer confidence levels have fallen significantly, and that may reduce future sales. Threats of war, terrorism and increased fuel prices could adversely affect the entire industry. Most of Rexhall's competitors are substantially larger, and many of its suppliers and dealers have greater economic power, so that the volume and prices of both supplies and sales may be adversely affected by competitive action. The SEC Investigation of 2002 remains open and could still negatively affect the marketability of shares and the company's business. Management intends to remain aware of these factors and react to them, but cannot predict their timing or significance.


CONTACT: Rexhall Industries, Inc.
         William Rex, CEO, or Investor Relations
         661/726-0565